Sources of fund distributions

19(a) Notice

The table below provides an estimate of the sources of the Fund’s current distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per share of common stock basis and as a percentage of the distribution amount.

				Estimated sources and percentages of distributions
				Short-	Long-		Net	Short-	Long-
		Per share	Net	term	term		invest-	term	term
		distribution	investment	capital	capital	Return of	ment	capital	capital	Return of
Ticker	Time period	(Jan.)	income	gains	gains	capital	income	gains	gains	capital
PMM	Current
(FYE 10/31)	month	$0.0238	$0.0179	—	—	$0.0059	75.2%	0.0%	0.0%	24.8%
	Fiscal YTD	$0.0714	$0.0525	—	—	$0.0189	73.5%	0.0%	0.0%	26.5%
PMO	Current
(FYE 4/30)	month	$0.0350	$0.0245	—	—	$0.0105	70.0%	0.0%	0.0%	30.0%
	Fiscal YTD	$0.3150	$0.2132	—	—	$0.1018	67.7%	0.0%	0.0%	32.3%

The table below provides information regarding distributions and total return performance for various periods.

Data as of 12/31/23
	Annualized		Cumulative
	5-year return	Current distribution	Fiscal YTD return	Fiscal YTD distribution
Ticker	at NAV	rate at NAV*	at NAV	rate at NAV†
PMM (FYE 10/31)	2.14%	4.26%	17.56%	4.26%
PMO (FYE 4/30)	2.80%	3.64%	6.02%	3.64%

Performance includes the deduction of management fees and administrative expenses, assumes reinvestment of distributions, and does not account for taxes.

* Most recent distribution annualized and divided by NAV at the end of the period.

† Total fiscal period distributions annualized and divided by NAV at the end of the period.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Distribution Policy.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Please call your financial advisor with any questions.

Putnam Investments is a Franklin Templeton company.

SU006_BW 336213 1/24

Sources of fund distributions

19(a) Notice

The table below provides an estimate of the sources of the Fund’s current distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per share of common stock basis and as a percentage of the distribution amount.

				Estimated sources and percentages of distributions
				Short-	Long-		Net	Short-	Long-
		Per share	Net	term	term		invest-	term	term
		distribution	investment	capital	capital	Return of	ment	capital	capital	Return of
Ticker	Time period	(Feb.)	income	gains	gains	capital	income	gains	gains	capital
PMM	Current
(FYE 10/31)	month	$0.0238	$0.0163	—	—	$0.0075	68.5%	0.0%	0.0%	31.5%
	Fiscal YTD	$0.0952	$0.0688	—	—	$0.0264	72.3%	0.0%	0.0%	27.7%
PMO	Current
(FYE 4/30)	month	$0.0350	$0.0246	—	—	$0.0104	70.3%	0.0%	0.0%	29.7%
	Fiscal YTD	$0.3500	$0.2378	—	—	$0.1122	67.9%	0.0%	0.0%	32.1%

The table below provides information regarding distributions and total return performance for various periods.

Data as of 1/31/24
	Annualized		Cumulative
	5-year return	Current distribution	Fiscal YTD return	Fiscal YTD distribution
Ticker	at NAV	rate at NAV*	at NAV	rate at NAV†
PMM (FYE 10/31)	2.14%	4.25%	18.16%	4.25%
PMO (FYE 4/30)	2.60%	3.66%	5.89%	3.66%

Performance includes the deduction of management fees and administrative expenses, assumes reinvestment of distributions, and does not account for taxes.

* Most recent distribution annualized and divided by NAV at the end of the period.

† Total fiscal period distributions annualized and divided by NAV at the end of the period.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Distribution Policy.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Please call your financial advisor with any questions.

Putnam Investments is a Franklin Templeton company.

SU006_BW 336306 2/24

Sources of fund distributions

19(a) Notice

The table below provides an estimate of the sources of the Fund’s current distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per share of common stock basis and as a percentage of the distribution amount.

				Estimated sources and percentages of distributions
				Short-	Long-		Net	Short-	Long-
		Per share	Net	term	term		invest-	term	term
		distribution	investment	capital	capital	Return of	ment	capital	capital	Return of
Ticker	Time period	(Mar.)	income	gains	gains	capital	income	gains	gains	capital
PMM	Current
(FYE 10/31)	month	$0.0238	$0.0197	—	—	$0.0041	82.8%	0.0%	0.0%	17.2%
	Fiscal YTD	$0.1190	$0.0885	—	—	$0.0305	74.4%	0.0%	0.0%	25.6%
PMO	Current
(FYE 4/30)	month	$0.0350	$0.0275	—	—	$0.0075	78.6%	0.0%	0.0%	21.4%
	Fiscal YTD	$0.3850	$0.2653	—	—	$0.1197	68.9%	0.0%	0.0%	31.1%

The table below provides information regarding distributions and total return performance for various periods.

Data as of 2/29/24
	Annualized		Cumulative
	5-year return	Current distribution	Fiscal YTD return	Fiscal YTD distribution
Ticker	at NAV	rate at NAV*	at NAV	rate at NAV†
PMM (FYE 10/31)	2.05%	4.24%	18.75%	4.24%
PMO (FYE 4/30)	2.46%	3.66%	6.03%	3.66%

Performance includes the deduction of management fees and administrative expenses, assumes reinvestment of distributions, and does not account for taxes.

* Most recent distribution annualized and divided by NAV at the end of the period.

† Total fiscal period distributions annualized and divided by NAV at the end of the period.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Distribution Policy.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Please call your financial advisor with any questions.

Putnam Investments is a Franklin Templeton company.

SU006_BW 336406 3/24

Sources of fund distributions

19(a) Notice

The table below provides an estimate of the sources of the Fund’s current distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per share of common stock basis and as a percentage of the distribution amount.

				Estimated sources and percentages of distributions
				Short-	Long-		Net	Short-	Long-
		Per share	Net	term	term		invest-	term	term
		distribution	investment	capital	capital	Return of	ment	capital	capital	Return of
Ticker	Time period	(Apr.)	income	gains	gains	capital	income	gains	gains	capital
PMM	Current
(FYE 10/31)	month	$0.0238	$0.0191	—	—	$0.0047	80.3%	0.0%	0.0%	19.7%
	Fiscal YTD	$0.1428	$0.1076	—	—	$0.0352	75.4%	0.0%	0.0%	24.6%
PMO	Current
(FYE 4/30)	month	$0.0350	$0.0293	—	—	$0.0057	83.7%	0.0%	0.0%	16.3%
	Fiscal YTD	$0.4200	$0.2946	—	—	$0.1254	70.1%	0.0%	0.0%	29.9%

The table below provides information regarding distributions and total return performance for various periods.

Data as of 3/31/24
	Annualized		Cumulative
	5-year return	Current distribution	Fiscal YTD return	Fiscal YTD distribution
Ticker	at NAV	rate at NAV*	at NAV	rate at NAV†
PMM (FYE 10/31)	1.74%	4.22%	19.71%	4.22%
PMO (FYE 4/30)	2.07%	3.66%	6.45%	3.66%

Performance includes the deduction of management fees and administrative expenses, assumes reinvestment of distributions, and does not account for taxes.

* Most recent distribution annualized and divided by NAV at the end of the period.

† Total fiscal period distributions annualized and divided by NAV at the end of the period.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Distribution Policy.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Please call your financial advisor with any questions.

Putnam Investments is a Franklin Templeton company.

SU006_BW 336740 4/24

Sources of fund distributions

19(a) Notice

The table below provides an estimate of the sources of the Fund’s current distribution and its cumulative distributions paid this fiscal year to date. Amounts are expressed on a per share of common stock basis and as a percentage of the distribution amount.

				Estimated sources and percentages of distributions
				Short-	Long-			Short-	Long-
		Per share	Net	term	term		Net	term	term
		distribution	investment	capital	capital	Return of	investment	capital	capital	Return of
Ticker	Time period	(May)	income	gains	gains	capital	income	gains	gains	capital
PMM	Current
(FYE 10/31)	month	$0.0238	$0.0181	—	—	$0.0057	76.1%	0.0%	0.0%	23.9%
	Fiscal YTD	$0.1666	$0.1257	—	—	$0.0409	75.5%	0.0%	0.0%	24.5%
PMO	Current
(FYE 4/30)	month	$0.0350	$0.0260	—	—	$0.0090	74.3%	0.0%	0.0%	25.7%
	Fiscal YTD	$0.0350	$0.0260	—	—	$0.0090	74.3%	0.0%	0.0%	25.7%

The table below provides information regarding distributions and total return performance for various periods.

Data as of 4/30/24
	Annualized		Cumulative
	5-year return	Current distribution	Fiscal YTD return	Fiscal YTD distribution
Ticker	at NAV	rate at NAV*	at NAV	rate at NAV†
PMM (FYE 10/31)	1.22%	4.33%	17.11%	4.33%
PMO (FYE 4/30)	1.48%	3.76%	3.90%	3.76%

Performance includes the deduction of management fees and administrative expenses, assumes reinvestment of distributions, and does not account for taxes.

* Most recent distribution annualized and divided by NAV at the end of the period.

† Total fiscal period distributions annualized and divided by NAV at the end of the period.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Distribution Policy.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Please call your financial advisor with any questions.

Putnam Investments is a Franklin Templeton company.

US-PUTNAM-2887561-2787561
SU006-BW-0524

Sources of fund distributions

19(a) Notice

The table below provides an estimate of the sources of the Fund’s current distribution and its cumulative distributions paid this fiscal year-to-date. Amounts are expressed on a per share of common stock basis and as a percentage of the distribution amount.

				Estimated sources and percentages of distributions
				Short-	Long-			Short-	Long-
		Per share	Net	term	term		Net	term	term
		distribution	investment	capital	capital	Return of	investment	capital	capital	Return of
Ticker	Time period	(June)	income	gains	gains	capital	income	gains	gains	capital
PMM	Current
(FYE 10/31)	month	$0.0238	$0.0172	—	—	$0.0066	72.3%	0.0%	0.0%	27.7%
	Fiscal YTD	$0.1904	$0.1429	—	—	$0.0475	75.1%	0.0%	0.0%	24.9%
PMO	Current
(FYE 4/30)	month	$0.0350	$0.0254	—	—	$0.0096	72.6%	0.0%	0.0%	27.4%
	Fiscal YTD	$0.0700	$0.0514	—	—	$0.0186	73.4%	0.0%	0.0%	26.6%

The table below provides information regarding distributions and total return performance for various periods.

Data as of 5/31/24
	Annualized		Cumulative
	5-year return	Current distribution	Fiscal YTD return	Fiscal YTD distribution
Ticker	at NAV	rate at NAV*	at NAV	rate at NAV†
PMM (FYE 10/31)	0.94%	4.32%	17.89%	4.32%
PMO (FYE 4/30)	1.09%	3.76%	0.22%	3.76%

Performance includes the deduction of management fees and administrative expenses, assumes reinvestment of distributions, and does not account for taxes.

* Most recent distribution annualized and divided by NAV at the end of the period.

† Total fiscal period distributions annualized and divided by NAV at the end of the period.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Distribution Policy.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Please call your financial advisor with any questions.

Putnam Investments is a Franklin Templeton company.

US-PUTNAM-2887561-2787561
SU006-BW-0624